PROSPECTUS                                                 May 28, 2010

FUND INVESTMENT OBJECTIVE/GOAL

Bread & Butter Bread & Butter Fund, Inc. (The Fund) investment objective is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

      Management Fees:                                            1.00%

      Distribution (and/or Service) (12b-1) Fees:                 None

      Other Expenses:                                             2.66%

    **Acquired Fund Fees and Expenses                             0.02%

      Total Annual Fund Operating Expenses                        3.68%

     *Fee Waiver [and/or Expense Reimbursement]                  (1.66%)

      Total Annual Fund Operating Expenses After Fee Waiver

        [and/or Expense Reimbursement]                            2.02%

*The Adviser has contractually agreed through April 30, 2012 to reimburse the Fund for expenses that exceed 2.00% per year of the averaged total net assets of the Fund. The Fund does not consider “Acquired Fund Fees and Expenses” to be fund operating expenses subject to the 2.00% limit. The Fund will not refund the Adviser for these reimbursements. This total expense may not be terminated prior to the agreement date except by the Board of Directors.

 **The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, the indirect costs of investing in Acquired Funds.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be lower, based on these assumptions your costs would be:

                      1 year     3 years    5 Years     10 Years

                       $205       $973       $1761       $3825

Portfolio Turnover

The Fund pays transaction cost, such as commissions, when it buys or sells securities. A higher portfolio turnover ratio may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 15.47% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund will adhere to a Contrarian/Value Investment Strategy which focuses on investing primarily in small, medium and large capitalization common stocks,

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both domestic and foreign, which are out of favor and undervalued. In addition,

the Fund can invest in undervalued securities across the capital structure in investment and below investment grade corporate and government bonds ,preferred stock and REITs. The Fund is non-diversified so it generally may invest in 15 to 40 securities. We believe that the price you pay matters to your long term rate of return. We find the best values are found in securities that are out of favor due to negative sentiment and or controversy which clouds the future outlook of an industry or sector. Simply, the Contrarian Value Investment Strategy is a process with a set of checks and balances which focuses on the best values presented by the market and avoids the hot sectors or bubble stocks of the day.

The Contrarian Value Investment Strategy uses a quantitative and qualitative discipline to determine if a security is an undervalued and an attractive long term investment. The first part of the process is to seek out those investments that trade at a discount to the following characteristic(s):

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Free-cashflow/cashflow

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Book Value or replacement cost of assets

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Current as well as anticipated future levels of earnings

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Private Market Values/Franchise Value

Then the undervalued securities are put through a qualitative four step process to determine the most attractive investments. The process includes:

1.

Complete Financial Statement Analysis/Financial Integrity - an in-depth analysis of the financial statements.

2.

Industry Dynamics - The Adviser will analyze the current competitive landscape and fundamentals within the Industry.

3.

Overall Management Strategy - The Adviser searches for high quality management teams that make prudent operating and capital allocation decisions to grow the underlying value of the business.

4.

Analyst Sentiment – usually neutral to negative at the time of purchase.

Once a position is acquired, constant research and monitoring follow throughout the holding period or until the security is liquidated. We will sell a security for the following reasons: the security becomes fair to overvalued, the initial assumptions regarding a security are invalid or inaccurate and we replace the security with a more attractive one.

Principal Risks of Investing in the Fund

If you buy shares in the Fund, you may lose money. The investment return and the principal value of an investment in the Fund can fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. We think the following summarize significant risk factors of the Fund.

Market Risks: U.S. or foreign stock markets may go down. Common stock prices can change rapidly and unpredictably as a result of political or economic events having little to nothing to do with the fundamentals of a specific security.

Company Capitalization Risks: Small and medium sized companies typically have less financial resources, more limited product lines and markets than larger companies. Also, their securities may trade less frequently and in more limited volume with potentially greater price volatility and losses than those of larger, more mature companies.

Non-Diversification Risk: The Fund can invest in a limited number of companies which may  risk because changes in the value of a single security may have a more significant negative effect on the value of the fund’s total portfolio.

Foreign Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments.

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Selection Risk: The Fund is actively managed using a Contrarian Value Investment style, so it may look and perform differently than the broad stock market indices. The securities selected by the Adviser for the Fund may under-perform the major stock indices.

Bond Risk: Bonds are subject to credit and interest rate risk. A bond could lose money if the issuer or guarantor is unable or unwilling to meet its financial obligations and defaults. Also, bonds would decline in value because of an increase in interest rates.

REIT Risk:These risks include, among other; changes in general and local economic conditions, possible declines in the value of real estate, the possible lack of available money for loans to purchase real estate, overbuilding in particular areas, prolonged vacancies in rental properties, changes in tax laws, the costs associated with damage to real estate resulting from storms and changes in property taxes, rents and interest rates.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year, 3 year and since inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.breadandbutterfund.com or by calling (440)-922-0066 Ext.106 or (888)476-8585.

ANNUAL TOTAL REURNS

(For Calendar Years Ending December 31*)

The Fund’s best calendar quarter:     23.23%  (Q2 2009)

The Fund’s worst calendar quarter:   -14.54%  (Q4 2008)

Average Annual Total Returns for the                           Life of Fund

Periods ended December 31, 2009            1 year   3 Year    (from 10/31/05)

------------------------------------       ------   -------   ---------------

Bread & Butter Fund

  Return before taxes                       23.91%   -0.96%         2.18%

  Return after taxes on distributions       23.52%   -1.35%         1.72%

  Return after taxes on distributions

   and sale of Fund shares                  15.54%   -0.92%         1.56%

 S&P 500 Index (Reflects no deduction       23.45%   -7.70%        -1.84%

   for [fees, expenses, or taxes])

 S&P 500 Index with dividends reinvested    26.46%   -5.62%         0.25%

  (Reflects no deduction for [fees,

   expenses, or taxes])

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The Fund’s after tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after tax returns depend on your individual tax situation and may differ from those shown. If your Fund shares are held through a tax-deferred account such as an IRA or 401k, then the after tax returns shown are not relevant.

Management

Investment Advisor: Potkul Capital Mgt LLC is the investment adviser of the Fund

Portfolio Manager: James Potkul, President of the Fund, has been the portfolio manager of the Fund since its inception on October 31, 2005.

Purchase and Sale of Fund Shares

Shares may be purchased or redeemed only on days that the New York Stock Exchange is open for trading.

Bread & Butter Fund	Minimum Initial Investment	Minimum Subsequent Investment
Regular Account	$3,000	$500
Retirement Account	$3,000	$500

You Can Purchase or Redeem Shares by:

1.

Mail written request to: Bread & Butter Fund, 8000 Town Centre Drive Suite 400, Broadview Heights, OH  44147

2.

Wire (Purchase Only); Call for instructions.

3.

Calling 440-922-0066 ext. 106 or 1-888-476-8585

4.

Through a broker-dealer or other financial intermediary that may charge you a fee.

Check payable to: Bread & Butter Fund

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask you salesperson or visit your intermediary’s Web site for more information.

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